UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                February 15, 2007
                -------------------------------------------------
                Date of Report (Date of earliest event reported)


                              NEWMARKET CHINA, INC.
              -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                      INTERCELL INTERNATIONAL CORPORATION
                ------------------------------------------------
                           (Former name of Registrant)


    Nevada                           0-14306                         84-0928627
---------------                 ----------------               -----------------
(State or other jurisdiction   (Commission File Number)          (IRS Employer
of incorporation)                                         Identification Number)


                           370 17th Street, Suite 3640
                             Denver, Colorado 80202
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (303) 592-1010
             ------------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                 Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

   Resignation of Directors

     On February 15, 2007, which is ten days after the mailing of the 14f Notice to shareholders, R. Mark Richards' and Mallory Smith's resignations became effective.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March ____, 2008                           NewMarket China, Inc.



                                               By: /s/ Philip Rauch
                                                   -----------------------------
                                                   Philip Rauch
                                                   Chief Financial Officer